UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2005

MathStar, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-51560	41-1881957
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5900 Green Oak Drive, Minnetonka,		55343
Minnesota		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (952) 746-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 — Entry into a Material Definitive Agreement

(a)   On December 28, 2005, MathStar, Inc. (the “Company”) entered into an agreement with Glen Wiley to employ Mr. Wiley as the Company’s Vice President of Sales, which is an executive officer position.  The terms of the agreement are set forth in the offer letter filed herewith as Exhibit 10.1 and are hereby incorporated by reference.  The agreement was signed and accepted by Mr. Wiley on December 28, 2005 and will become effective on his initial date of employment which is January 9, 2006.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(b)   Exhibits.  The following exhibit is being filed as part of this Report:

10.1   Offer letter to Glen Wiley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.

Date: December 29, 2005.
	By	/s/ James W. Cruckshank
James W. Cruckshank
Vice President of Administration and
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Offer letter to Glen Wiley